Exhibit 99.1 Spirit Aviation Holdings, Inc. Announces Receipt of NYSE American Delinquency Notification DANIA BEACH, Fla., May 27, 2025 – On May 20, 2025, Spirit Aviation Holdings, Inc. (NYSE American: FLYY) (the “Company”) received a written notice from NYSE Regulation (the “Notice”) stating that the Company is not in compliance with the continued listing standards of the NYSE American LLC (“NYSE American”, or the “Exchange”), due to its delayed filing of the SEC Form 10-Q for the period ended March 31, 2025 by the filing due date of May 19, 2025. On May 12, 2025, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 which noted that the late filing of the Form 10-Q would occur because of the substantial additional work required to implement so-called “fresh start” accounting in the financial statements included in the quarterly report, reflecting the Company’s emergence from its bankruptcy process in the first quarter 2025. As stated in the Form 12b-25, the Company intends to file the Form 10-Q by or before the end of May 2025 and thereby regain compliance with Exchange listing standards. The Notice has no immediate effect on the listing of the Company’s shares of common stock on NYSE American. The Company’s shares of common stock will continue to trade on NYSE American while it regains compliance with Exchange listing standards. The Company continues to develop and implement the changes to its business necessary to return to profitability. “While there’s lots to do, I’m pleased with our progress in driving change to our fleet, our product and our market positioning. The Spirit team has faced down tough challenges before, and I’m gratified to see such a strong focus and commitment,” said Dave Davis, President and Chief Executive Officer. About Spirit Airlines Spirit Airlines (NYSE American: FLYY) is committed to safely delivering the best value in the sky by offering an enhanced travel experience with flexible, affordable options. Spirit serves destinations throughout the United States, Latin America and the Caribbean with its all-Airbus Fit Fleet®, one of the youngest and most fuel-efficient fleets in the U.S. Discover elevated travel options with exceptional value at spirit.com. Investor Inquiries: Spirit Investor Relations investorrelations@spirit.com Media Inquiries: Spirit Media Relations Media_Relations@spirit.com Cautionary Statement Regarding Forward-Looking Statements This press release contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company’s ability to regain compliance with the continued listing standards of NYSE American. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, ongoing global political and economic uncertainty, the impact of the Company’s emergence from chapter 11, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10- K for the fiscal year ended December 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this release. Except as required by law, we undertake no obligation to update any forward- looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.